Loans receivable, net (Loans Receivable Maturity Due) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Loans receivable, net
2021	$ 22,096
2022	532
2023	93
2024	93
2025	96
2026 and thereafter	807
Total loans	$ 23,717	$ 41,179